                                  Legacy III

As filed with the Securities and Exchange Commission on January 22, 1999
                                                     Registration No.: 333-18419
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                        POST-EFFECTIVE AMENDMENT NO. 2                      [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                               AMENDMENT NO. 17                             [X]

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H
                          (Exact Name of Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                             Post Office Box 1110
                          Fort Wayne, Indiana  46801

--------------------------------------------------------------------------------
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code:  (219)455-2000

                             JACK D. HUNTER, ESQ.
                             200 East Berry Street
                             Post Office Box 1110
                          Fort Wayne, Indiana  46802

--------------------------------------------------------------------------------
                   (Name and Address of Agent for Service)

                                   Copy to:
                               Kimberly J. Smith
                       Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20004

                   Title of securities being registered:
 Interests in a separate account under individual flexible premium deferred variable annuity contracts.


It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on April 1, 1998, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[X] on April 1, 1999 pursuant to paragraph (a)(1) of Rule 485

American Legacy III

Lincoln National Variable Annuity Account H

individual variable annuity contracts

Home Office:

Lincoln National Life Insurance Company

1300 South Clinton Street

Fort Wayne, IN 46801

This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln National Life Insurance Company (Lincoln Life). It is for use with nonqualified and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified 403(b) business will only be accepted for pur-chase payments that are either lump sum transfers or rollovers. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a vari-able or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit.

The minimum initial purchase payment for the contract is:

1. $1,500 for a nonqualified plan and a 403(b) transfer/rollover or

2. $300 for a qualified plan.

Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annu-ally.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lin-coln National Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If you put all or some of your purchase payments into one or more of the contract's variable options you take all the investment risk on the contract value and the retirement in-come. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Govern-ment nor any federal agency insures or guarantees your investment in the con-tract.

The available funds, listed below, are each part of American Variable Insur-ance Series (series) Class 2 Shares:

Global Growth

Global Small Capitalization

Growth

International

Growth-Income

Asset Allocation

Bond

High-Yield Bond

U.S. Government/AAA-Rated Securities

Cash Management

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectus for the funds that is attached, and keep both pro-spectuses for reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI) about the contracts which has more information. Its terms are made part of this Prospec-tus. For a free copy, write: Lincoln National Life Insurance Company, P.O. Box 2348, Fort Wayne, Indiana 46801, or call 1-800-942-5500. The SAI and other in-formation about Lincoln Life and Account H are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

April 1, 1999

Table of contents

                                             Page
-------------------------------------------------
Special terms                                  3
-------------------------------------------------
Expense tables                                 4
-------------------------------------------------
Summary                                        5
-------------------------------------------------
Condensed financial information                7
-------------------------------------------------
Investment results                             7
-------------------------------------------------
Financial statements                           7
-------------------------------------------------
Lincoln National Life Insurance Co.            7
-------------------------------------------------
Fixed side of the contract                     7
-------------------------------------------------
Variable annuity account (VAA)                 8
-------------------------------------------------
Investments of the variable annuity account    8
-------------------------------------------------
Charges and other deductions                  10
-------------------------------------------------
The contracts                                 12
-------------------------------------------------

                                                                    Page
------------------------------------------------------------------------
Annuity payouts                                                      16
------------------------------------------------------------------------
Federal tax status                                                   17
------------------------------------------------------------------------
Voting rights                                                        19
------------------------------------------------------------------------
Distribution of the contracts                                        19
------------------------------------------------------------------------
Return privilege                                                     19
------------------------------------------------------------------------
State regulation                                                     19
------------------------------------------------------------------------
Restrictions under the Texas Optional Retirement Program             19
------------------------------------------------------------------------
Records and reports                                                  20
------------------------------------------------------------------------
Other information                                                    20
------------------------------------------------------------------------
Statement of additional information table of contents for Variable
Annuity Account H American Legacy III
------------------------------------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout the Pro-spectus)

Account or variable annuity account (VAA) -- The segregated investment ac-count, Account H, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit -- A measure used to calculate contract value for the vari-able side of the contract before the annuity commencement date.

Annuitant -- The person on whose life the annuity benefit payments made after the annuity commencement date are based.

Annuity commencement date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary -- The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value -- At a given time, before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit (GMDB, EGMDB) -- The amount payable to your designated benefi-ciary if the owner dies before the annuity commencement date. An enhanced guaranteed minimum death benefit is also available.

Lincoln Life (we, us, our) -- Lincoln National Life Insurance Company.

Purchase payments -- Amounts paid into the contract.

Series -- American Variable Insurance Series (series), the funds to which you direct purchase payments.

American Legacy III subaccount -- The portion of the VAA that reflects invest-ments in accumulation and annuity units of a class of a particular fund avail-able under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:

  The maximum surrender charge (contingent deferred sales charge)

  (as a percentage of purchase payments surrendered/withdrawn):  6%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or with-drawal. We may waive this charge in certain situations. See Surrender charges.

--------------------------------------------------------------------------------

Account H annual expenses for American Legacy III subaccounts:

(as a percentage of average account value):

                                              With Enhanced Without Enhanced
                                              Death Benefit Death Benefit
Mortality and expense risk charge                 1.30%          1.15%
Administrative charge                              .10%           .10%
                                                  -----          -----
Total annual charge for each American Legacy
 III subaccount                                   1.40%          1.25%

Annual expenses of the funds for the year ended November 30, 1998:

(as a percentage of each fund's average net assets):

                                 Management     12b-1     Other        Total
                                 fees       +   fees  +   expenses =   expenses
-------------------------------------------------------------------------------
 1. Global Growth                               .25%
-------------------------------------------------------------------------------
 2. Global Small Capitalization                 .25
-------------------------------------------------------------------------------
 3. Growth                                      .25
-------------------------------------------------------------------------------
 4. International                               .25
-------------------------------------------------------------------------------
 5. Growth-Income                               .25
-------------------------------------------------------------------------------
 6. Asset Allocation                            .25
-------------------------------------------------------------------------------
 7. Bond                                        .25
-------------------------------------------------------------------------------
 8. High-Yield Bond                             .25
-------------------------------------------------------------------------------
 9. U.S. Govt./AAA-Rated
 Securities                                     .25
-------------------------------------------------------------------------------
10. Cash Management                             .25
-------------------------------------------------------------------------------

Examples

(expenses of the subaccounts and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual re-turn:

                                       1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------
 1. Global Growth
----------------------------------------------------------------------------------
 2. Global Small Capitalization
----------------------------------------------------------------------------------
 3. Growth
----------------------------------------------------------------------------------
 4. International
----------------------------------------------------------------------------------
 5. Growth-Income
----------------------------------------------------------------------------------
 6. Asset Allocation
----------------------------------------------------------------------------------
 7. High-Yield Bond
----------------------------------------------------------------------------------
 8. Bond
----------------------------------------------------------------------------------
 9. U.S. Govt./AAA-Rated Securities
----------------------------------------------------------------------------------
10. Cash Management
----------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                       1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------
 1. Global Growth
----------------------------------------------------------------------------------
 2. Global Small Capitalization
----------------------------------------------------------------------------------
 3. Growth
----------------------------------------------------------------------------------
 4. International
----------------------------------------------------------------------------------
 5. Growth-Income
----------------------------------------------------------------------------------
 6. Asset Allocation
----------------------------------------------------------------------------------
 7. Bond
----------------------------------------------------------------------------------
 8. High-Yield Bond
----------------------------------------------------------------------------------
 9. U.S. Govt./AAA-Rated Securities
----------------------------------------------------------------------------------
10. Cash Management
----------------------------------------------------------------------------------

We provide these examples, which are unaudited, to help you understand the di-rect and indirect costs and expenses of the contract. The examples assume that an enhanced death benefit is in effect. Without this benefit, expenses would be lower.

For more information, see Charges and other deductions in this Prospectus, and Fund Organization and Management in the Prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. We also re-serve the right to impose a charge on transfers between subaccounts and to and from the fixed account--currently, there is no charge. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
4

Summary

What kind of contract am I buying? It is an individual annuity contract be-tween you and Lincoln Life. It may provide for a fixed annuity and/or a vari-able annuity. This Prospectus describes the variable side of the contract. See The contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under Indiana insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction, the VAA applies your purchase payments to buy series shares in one or more of the investment funds of the series: Global Growth, Global Small Capitalization, Growth, In-ternational, Growth-Income, Asset Allocation, Bond, High-Yield Bond, U.S. Government/AAA-Rated Securities and Cash Management. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Invest-ments of the variable annuity account and Description of the series.

Who invests my money? The investment advisor for the series is Capital Re-search and Management Company (CRMC), Los Angeles, California. CRMC is regis-tered as an investment advisor with the SEC. See Investments of the variable annuity account and Investment advisor.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive retirement income payments, your accumulation units are converted to annuity units. Your retirement income payments will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw contract value, you pay a surrender charge from 0% to 6%, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Surrender charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.40% to the daily net asset value of the VAA. This charge includes 0.10% as an administrative charge and 1.30% as a mortality and expense risk charge. If the enhanced death benefit is not in ef-fect, the mortality and expense risk charge is 1.15%, for an annual charge to-taling 1.25%. See Charges and other deductions.

The series pays a management fee to CRMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Invest-ment advisor. Each fund also has a 12b-1 fee and additional operating ex-penses. These are described in the Prospectus for the series.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The con-tracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving retirement income payments from your contract as a fixed option or variable option or a combination of both. See Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? If the enhanced death benefit is in effect, your beneficiary will receive the greater of the enhanced death bene-fit or the contract value. If the enhanced death benefit is not in effect, your beneficiary will receive the greater of the guaranteed minimum death ben-efit or the contract value. Your beneficiary has options as to how the death benefit is paid. See Death benefit before the annuity commencement date.

May I transfer contract value between variable options and between the fixed side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date and Transfers following the annuity commencement date. Transfers to and from the General Ac-count on or before the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If you sur-render the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax status and withholding.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allo-cate to the variable side of the contract. See Return privilege.

Condensed financial information for the variable annuity account

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the American Legacy III subaccounts for both of the years in the period ended December 31, 1998 comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI. (to be updated)

                                                                 1997*   1998
-----------------------------------------------------------------------------
Global Growth subaccount
Accumulation unit value
 . Beginning of period......................................... $ 1.000 $1.073
 . End of period............................................... $ 1.073
Number of accumulation units
 . End of period (000's omitted)...............................  49,504
-----------------------------------------------------------------------------
Global Small Capitalization subaccount***
Accumulation unit value
 . Beginning of period................................................. $1.000
 . End of period.......................................................
Number of accumulation units
 . End of period (000's omitted).......................................
-----------------------------------------------------------------------------
Growth subaccount
Accumulation unit value
 . Beginning of period......................................... $ 1.000 $1.225
 . End of period............................................... $ 1.225
Number of accumulation units
 . End of period (000's omitted)...............................  73,898
-----------------------------------------------------------------------------
International subaccount
Accumulation unit value
 . Beginning of period ........................................ $ 1.000 $1.024
 . End of period .............................................. $ 1.024
Number of accumulation units
 . End of period (000's omitted)...............................  53,322
-----------------------------------------------------------------------------
Growth-Income subaccount
Accumulation unit value
 . Beginning of period......................................... $ 1.000 $1.186
 . End of period .............................................. $ 1.186
Number of accumulation units
 . End of period (000's omitted)............................... 163,672
-----------------------------------------------------------------------------
Asset Allocation subaccount
Accumulation unit value
 . Beginning of period......................................... $ 1.000 $1.139
 . End of period .............................................. $ 1.139
Number of accumulation units
 . End of period (000's omitted)...............................  44,481
-----------------------------------------------------------------------------
Bond subaccount
Accumulation unit value
 . Beginning of period......................................... $ 1.000 $1.080
 . End of period............................................... $ 1.080
Number of accumulation units
 . End of period (000's omitted)...............................  12,960
-----------------------------------------------------------------------------
High-Yield Bond subaccount
Accumulation unit value
 . Beginning of period......................................... $ 1.000 $1.095
 . End of period .............................................. $ 1.095
Number of accumulation units
 . End of period (000's omitted)...............................  22,666
-----------------------------------------------------------------------------
U.S. Government/AAA-Rated subaccount
Accumulation unit value
 . Beginning of period......................................... $ 1.000 $1.066
 . End of period............................................... $ 1.066
Number of accumulation units
 . End of period (000's omitted)...............................   7,885
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Management subaccount
Accumulation unit value
 . Beginning of period............................................ $ 1.000 $1.023
 . End of period ................................................. $ 1.023
Number of accumulation units
 . End of period (000's omitted)..................................  14,282
--------------------------------------------------------------------------------

*The VAA began operations on August 1, 1989. However, the subaccounts did not begin operations until April 30, 1997, so the figures for 1997 represent experience of less than one year.

**The Global Small Capitalization subaccount began operations on April 30, 1998 so the figures for 1998 represent experience of less than one year.

There is a subaccount but it is not in the chart because it did not begin activity until 1999.
 Unit values are for contracts with the EGMDB. For those contracts without the EGMDB, the unit values are higher.

Investment results

At times, the VAA may compare its investment results to various unmanaged indi-ces or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total re-turns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further information.

Financial statements

The financial statements for the VAA and Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-800-942-5500.

Lincoln National Life Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment expe-rience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regula-tions of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general ac-count as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Pro-spectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION, CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Variable annuity account (VAA)

On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabili-ties resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in ac-cordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this prospectus. The other annuity con-tracts supported by the VAA invest in the same portfolios of the series as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund of the se-ries. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The series is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisor

The investment advisor for the series is Capital Research and Management Com-pany (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the series, the investment advisor receives a fee from the series which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchase and Redemption of Shares, in the Prospectus for the series.

Description of the series
The series was organized as a Massachusetts business trust in 1983 and is reg-istered as a diversified, open-end management investment company under the 1940 Act. Diversified means not owning too great a percentage of the securi-ties of any one company. An open-end company is one which, in this case, per-mits Lincoln Life to sell its shares back to the series when you make a with-drawal, surrender the contract or transfer from one fund to another. Manage-ment investment company is the legal term for a mutual fund. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act.

The series has ten separate portfolios of funds. Fund assets are segregated and a shareholder's interest is limited to those funds in which the share-holder owns shares. The series has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the series to establish a multiple class distribution system for all of its portfolios. The series' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the VAA.

Under the multi-class system adopted by the series, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, pow-ers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class has a different designa-tion; (2) each class of shares bears its class expenses; (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Expenses currently desig-nated as class expenses by the series' Board of Trustees under the plan pursu-ant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan to cover servicing fees paid to dealers selling the contracts as well as re-lated expenses incurred by Lincoln Life.

Each fund has two classes of shares, designated as Class 1 shares and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 (but not Class 1) shares are subject to a 12b-1 plan. Only Class 2 shares are available under the contracts.

Certain funds offered as part of this contract have similar investment objec-tives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfo-lios that are managed by the advisor. There can be no assurance, and no repre-sentation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the ad-visor.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the series which is included in this booklet. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

1. Global Growth Fund--The investment objective is to achieve long-term growth of capital by investing in securities of issuers domiciled around the world. The fund will invest primarily in common stocks but may invest in other securities such as preferred stock, debt securities and securities convertible into common stock.

2. Global Small Capitalization Fund seeks long-term growth of capital by in-vesting primarily in equity securities of companies domiciled around the world with relatively small market capitalizations (share price times the number of equity securities outstanding.) The fund may also invest in secu-rities convertible into common stocks, straight debt securities, government securities or nonconvertible preferred stocks.

3. Growth Fund--This fund seeks to provide growth of capital. Whatever current income is generated by the fund is likely to be incidental to the objective of capital growth. Ordinarily, accomplishment of the fund's objective of capital growth will be sought by investing primarily in common stocks or securities with common stock characteristics.

4. International Fund--The investment objective is long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

5. Growth-Income Fund--The investment objective is growth of capital and in-come. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Growth-Income Fund consist principally of a diversified group of common stocks, but other types of securities may be held when deemed advisable including preferred stocks and corporate bonds, including convertible bonds.

6. Asset Allocation Fund--This fund seeks total return (including income and capital gains) and preservation of capital over the long-term by investing in a diversified portfolio of securities. These securities can include com-mon stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less).

7. Bond Fund--This fund seeks a high level of current income as is consistent with the preservation of capital by investing in a broad variety of fixed income securities including: marketable corporate debt securities, loan participations, U.S. Government Securities, mortgage-related securities, other asset-backed securities and cash or money market instruments.

8. High-Yield Bond Fund--The investment objective is a fully managed, diversi-fied bond portfolio. It seeks high current income and secondarily seeks capital appreciation. This fund will generally be invested substantially in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

9. U.S. Government/AAA-Rated Securities Fund--This fund seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

10. Cash Management Fund--The investment objective is high yield while pre-serving capital by investing in a diversified selection of money market instruments.

Sale of fund shares by the series
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrend-er/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to anoth-er, we may redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the series sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the series sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared fund-ing.

The series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The series' Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Pro-spectus for the series.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments

We reserve the right, within the law, to make additions, deletions and substi-tutions for the series and/or any funds within the series in which the VAA participates. (We may substitute shares of other funds for shares already pur-chased, or to be purchased in the future, under the contract. This substitu-tion might occur if shares of a fund should no longer be available, or if in-vestment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract.) We cannot substitute shares of one fund for another without approval by the SEC. We will also notify you.

Charges and other
deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our ad-ministrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, and automatic withdrawal services), maintaining records, administering annuity payouts, furnishing ac-counting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contract live longer than we as-sumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the EGMDB, will exceed the actual contract value; the risk that more owners than expected will qualify for waivers of the contingent deferred sales charge; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For exam-ple, the contingent deferred sales load collected may not fully cover all of the sales and distribution expenses actually incurred by us.

Deductions from the VAA for American Legacy III
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.40% (1.25% for contracts without the EGMDB) of the daily net asset value. The charge consists of a 0.10% administrative charge and a 1.30% (1.15% for contracts without the EGMDB) mortality and expense risk charge.

Surrender charge

A surrender charge applies (except as described below) to surrenders and with-drawals of other purchase payments that have been invested for the periods in-dicated as follows:

                                             Number of complete contract years
                                             that a purchase payment has been
                                             invested
------------------------------------------------------------------------------
                                             Less than At least
                                             2 years   2   3   4   5   6   7+
Surrender charge as a percentage of the
 surrendered or withdrawn purchase payments  6%        5   4   3   2   1   0

A surrender charge does not apply to:

1. A surrender or withdrawal of purchase payments that have been invested at least seven full contract years.

2. The first four withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed 10% of the current contract value;

3. Automatic withdrawals in total not in excess of 10% of the contract value during a contract year, made by non-trustee contractowners who are at least 59 1/2;

4. Electing an annuity option available within the contract;

5. A surrender of a contract or withdrawal of contract value as a result of the permanent and total disability of the owner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and be-fore the 65th birthday of the owner. For contracts issued in the State of New Jersey permanent and total disability is defined as: (1) during the first 24 months of disability, the owner must be unable to engage in his or her regular occupation and (2) after 24 months of disability, or if the owner was not engaged in an occupation when the disability began, the owner must be unable to engage in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a homemaker or student is considered engaging in an occupation.

6. When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

7. A surrender of a contract as a result of 90 days of continuous confinement of the contractowner in an accredited nursing home or equivalent health care facility subsequent to the effective date of the contract;

8. A surrender of a contract as a result of terminal illness of the contractowner that results in a life expectancy of less than one year as determined by a qualified professional medical practitioner subsequent to the effective date of the contract;

9. A surrender of the contract as a result of the death of the contractowner. However, the surrender charge is not waived as a result of the death of an annuitant who is not the contractowner; and

10. A surrender of a contract or withdrawal of contract value of a contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, direc-tors, trustees or bona-fide full-time employees of Lincoln National Corp. or The Capital Group, Inc. or their affiliated or managed companies (based upon the contractowner's status at the time the contract was purchased).

The surrender charge is calculated separately for each contract year's pur-chase payments to which a charge applies. (For purposes of calculating this charge, we assume that purchase payments are withdrawn on a first in-first out basis, and that all purchase payments are withdrawn before any earnings are withdrawn.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribu-tion costs when contractowners surrender or withdraw before distribution costs have been recovered.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes gen-erally depend upon the law of your state of residence. The tax ranges from 0.5% to 4.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the under-lying series that are more fully described in the Prospectus for the series. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the series.

Additional information

The administrative and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be re-duced only to the extent that we anticipate lower distribution and/or adminis-trative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an em-ployer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of adminis-trative and surrender charges applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales rep-resentative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a con-tract is prepared and executed by our legally authorized officers. The con-tract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for process-ing a purchase order is received, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately (unless you specifically autho-rize us to keep it until the application is complete). Once the application is complete, the initial purchase payment must be priced within two business days.

Who can invest
To apply for a contract, you must be of legal age in a state where the con-tracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner cannot be older than age 85 (or older than age 80 in Pennsylva-nia).

Purchase payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $1,500 for nonqualified contracts and Section 403(b) transfers/rollovers; and $300 for qualified contracts. The minimum annual amount for additional purchase pay-ments is $300 for nonqualified and qualified contracts. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted elec-tronically). Purchase payments in total may not exceed $1 million for an owner or $500,000 for each joint owner. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual de-ferred annuities. Payments may be made or, if stopped, resumed at any time un-til the annuity commencement date, the surrender of the contract, maturity date or the death of the contractowner (or joint owner, if applicable), which-ever comes first.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trad-ing (currently 4:00 p.m., New York time) on each day the New York Stock Ex-change is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of the class of its corre-sponding fund of the series, accord-ing to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are con-verted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valua-tion date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. Howev-er, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be es-tablished at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valua-tion period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is made for contracts with the EGMDB than for those without, each of the two types of contracts will have different corresponding accumulation unit values on any given day.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one subaccount to an-other. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future for transfers.

Transfers between subaccounts are restricted to six times every contract year. We reserve the right to waive this six-time limit. This limit does not apply to transfers made under a dollar cost averaging or cross-reinvestment program elected on forms available from us. (The SAI contains more information about these programs.) The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer may be made by writing to our home office or, if a Telephone Ex-change Authorization form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identifica-tion. We will not be liable for following telephone instructions we reasonably believe are genuine. Telephone requests may be recorded and written confirma-tion of all transfer requests will be mailed to the contractowner on the next valuation date. Telephone transfers will be processed on the valuation date that they are received when they are received at our customer service center before 4 p.m. New York time.

When thinking about a transfer of contract value, you should consider the in-herent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

Transfers to and from the
General Account on or before the
annuity commencement date
You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the subaccount, if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side.

You may also transfer all or any part of the contract value from the fixed side of your contract to the various subaccount(s) subject to the following restric-tions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12 month period; (2) the minimum amount which can be transferred is $300 or the amount in the fixed account; and
(3) a transfer cannot be made during the first 30 days after the issue date of the contract.

These transfers cannot be elected more than six times every contract year. We reserve the right to waive these restrictions. These restrictions do not apply to transfers made under a dollar cost averaging or cross-reinvestment program elected on forms available from us. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers to and from the General Account.

Transfers after the annuity commencement date
You may transfer all or a portion of your investment in one subaccount to an-other subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge. No transfers are allowed from the fixed side of the contract to the subaccounts.

Death benefit before the annuity commencement date
You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

If the contractowner dies before the annuity commencement date and the enhanced guaranteed death benefit (EGMDB) is in effect, the death benefit paid to your designated beneficiary will be the greater of: (1) the contract value as of the day on which Lincoln Life approves the payment of the claim; or (2) the highest contract value which the contract attains on any policy anniversary date (including the inception date) on ages up to, and including, the contractowner's age 75. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes made, ef-fected or incurred subsequent to the anniversary date on which the highest contract value is obtained. If the EGMDB is not in effect, the death benefit will be equal to the greater of contract value or the guaranteed minimum death benefit (GMDB). The GMDB is equal to the sum of all purchase payments minus any withdrawals, partial annuitizations or premium taxes incurred.

If there are joint owners, upon the death of the first owner, Lincoln Life will pay a death benefit to the surviving joint owner. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the con-tract as sole owner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s). Joint owners are not allowed in the states of New Jersey, Oregon, or Pennsylvania.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
(1) proof, satisfactory to us, of the death of the owner; (2) written authori-zation for payment; and (3) our receipt of all required claim forms, fully completed.

When applying for a contract, an applicant can request a contract without the EGMDB. The EGMDB is not available under contracts used for qualified plans (other than IRAs) or contracts issued to a contractowner who is age 75 or older at the time of issuance.

After a contract is issued, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinu-ance form and sending it to Lincoln Life. The benefit will be discontinued as of the valuation date we receive the request, and we will stop deducting the charge for the benefit as of that date. See Charges and other deductions. If you discontinue the benefit, it cannot be reinstated.

If the death benefit becomes payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If an election has not been made by the end of the 60-day period, a lump sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's inter-est will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the pro-ceeds.); and/or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

The death benefit payable to the beneficiary must be distributed within five years of the contractowner's date of death unless the beneficiary begins re-ceiving within one year of the contractowner's death the distribution in the form of a life annuity over an annuity for a designated period not extending beyond the beneficiary's life expectancy. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim, subject to the laws and regulations governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner and the above distribution rules ap-ply.

If there are joint owners, upon the death of the first joint owner, the sur-viving joint owner will receive the death benefit. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.

If the surviving joint owner, is a spouse and continues the contract as the owner instead of receiving the death benefit, then the designated beneficiary(s) will receive the death benefit upon the death of the surviving spouse.

Joint ownership
If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, in-dependently of the other, may exercise any ownership rights in this contract. Only spouses may be joint owners. Joint owners are not allowed in the states of New Jersey, Oregon and Pennsylvania.

Death of annuitant
If the annuitant is also the contractowner or a joint owner, then the death benefit provided will be the death benefit subject to the provisions of this contract regarding death of the contractowner. If the surviving spouse assumes the contract, the contingent annuitant becomes the annuitant. If no contingent annuitant is named, the surviving spouse becomes the annuitant.

If an annuitant who is not the contractowner or joint owner dies, then the con-tingent annuitant, if any, becomes the annuitant. If no contingent annuitant is named, the contractowner (or joint owner if younger) becomes the annuitant.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option you select.

Special restrictions on surrenders/withdrawals apply if your contract is pur-chased as part of a retirement plan of a public school system or 501(c)(3) or-ganization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohib-its a withdrawal from a 403(b) contract of post-1988 contributions (and earn-ings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age 59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attribut-able to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will be subject to the restrictions.

The contract value available upon surrender/withdrawal is the cash surrender value (contract value less any applicable charges, fees, and taxes) at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless a request for with-drawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the General Account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $300, and the remaining contract value must be at least $300. Unless prohibited, surrender/ withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of con-tract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax status.

Participants in the Texas Optional Retirement Program should refer to the Re-strictions under the Texas Optional Retirement Program, later in this Prospec-tus booklet.

We may terminate the contract, if your purchase payment's frequency or your contract's value falls below your state's minimum standards.

Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit the surrender/withdrawal charges previously deducted. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvest-ment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be noti-fied in writing of any changes, modifications or waivers.

Commissions
The commissions paid to dealers are a maximum of 4.75% of each purchase pay-ment; plus an annual continuing commission of up to 0.40% of contract value. At times, additional sales incentives (up to 0.25% of purchase payments and an an-nual continuing 0.10% of contract value) may be provided to dealers maintaining certain sales volume levels. Upon annuitization, an annual continuing commis-sion of up to 0.80% (or up to 0.90% for dealers maintaining certain sales vol-ume levels) of statutory reserves can be paid to dealers. These commissions are not deducted from purchase payments or contract value; they are paid by us.

Ownership
As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as per-mitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally as-signed. We assume no responsibility for the validity or effect of any assign-ment. Consult your tax advisor about the tax consequences of an assignment.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about your contract should be directed to us at 1-800-942-5500.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annu-ity plans [described in Section 403(a) of the tax code], including H.R.10 trusts and plans covering self-employed individuals and their employees, pro-vide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual in-stallments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a min-imum number of payouts or provision for a death benefit for beneficiaries. How-ever, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Income with Payouts Guaranteed for Designated Period. This option guaran-tees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint life-time of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues dur-ing the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint-and-Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Unit Refund Life Annuity. This option offers a periodic payout during the life-time of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home of-fice.

General Information

Under the options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applica-ble. The mortality and expense risk charge and the charge for administrative services will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mor-tality risk.

The annuity commencement date is usually on or before the contractowner's 85th birthday. You may change the annuity commencement date, change the annuity op-tion or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account alloca-tions at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your benefi-ciary as payouts become due.

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of nonqualified annuities

This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 . An individual must own the contract (or the tax law must treat the contact as owned by an individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Exam-ples of contracts where the owner pays current tax on the contract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule ex-ist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employ-ees.

Investments in the VAA must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately di-versified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment op-tions will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those lim-its, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the in-come and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to pre-vent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is pos-sible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxable on the ex-cess of the contract value over the purchase payments of the contract.

Tax Treatment of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value un-til there is a distribution from your contract.

Taxation of withdrawals and surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive exceeds your purchase payments. In certain circum-stances your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

  . If the beneficiary receives death benefits under an annuity payout op-tion, they are taxed in the same manner as annuity payouts.

  . If the beneficiary does not receive death benefits under an annuity pay-out option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase pay-ments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts

The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdraw-als, surrenders, or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract

In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to as-sign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract

If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the ex-tent it exceeds your purchase payments not previously received. The new own-er's purchase payments in the contract would then be increased to reflect the amount included in your income.

Charges for a contract's death benefit

Your contract may have an EGMDB, for which you pay an annual charge, computed daily. It is possible that the tax law may treat all or a portion of the EGMDB charge as a contract withdrawal.

Loss of interest deduction

After June 8, 1997 if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should consult a tax advisor.

Qualified retirement plans

We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of quali-fied plans. Persons planning to use the contract in connection with a quali-fied plan should obtain advice from a competent tax advisor.

Types of Qualified Contracts and Terms of Contracts

Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase pay-ments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensa-tion.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the an-nuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum dis-tribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for pur-chase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 . received on or after the annuitant reaches age 59 1/2,

 . received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be pay. A qualified advisor should al-ways be consulted before you move or attempt to move funds between any quali-fied plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the re-cipient with a notice explaining these requirements and how the 20% withhold-ing can be avoided by electing a direct rollover.

The EGMDB and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the EGMDB from being pro-vided under the contracts when we issue the contracts as Traditional IRAs or Roth IRAs. However, the law is unclear and it is possible that the presence of the EGMDB under a contract issued as a Traditional or Roth IRA could result in increased taxes to you.

Federal income tax withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the recipient an explanation of the withholding requirements.

Tax status of Lincoln Life

Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law

The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the series shares held in the VAA at meetings of the shareholders of the series. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which in-vest in classes of funds of the series. If the 1940 Act or any regulation un-der it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the series shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by ap-plying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Series shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are re-ceived for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the series. Since the series engages in shared funding, other per-sons or entities besides Lincoln Life may vote series shares. See Sale of fund shares by the series.

Distribution of the contracts

American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, CA 90071, is the distributor and principal underwriter of the contracts. They will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with AFD and have been licensed by state insurance departments to represent us. AFD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A con-tract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the con-tract value as of the date of receipt of the cancellation, plus any premium taxes which had been deducted. No contingent deferred sales charge will be as-sessed. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana In-surance Department at all times. A full examination of our operations is con-ducted by that Department at least every five years.

Restrictions under the Texas Optional Retirement Program

  Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits partici-pants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

2. Retirement; or

3. Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing informa-tion required by that Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further informa-tion about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are sum-maries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

Lincoln National Variable Annuity Account E and Lincoln Life Flexible Premium Variable Life Accounts F, G and J (all registered as investment companies under the 1940 Act) and Lincoln National Flexible Premium Group Variable Annuity Ac-counts 50, 51 and 52 are all segregated investment accounts of Lincoln National Life Insurance Co. (Lincoln
Life) which also invest in the series. The series also offers shares of the funds to other segregated investment accounts.

Preparing for Year 2000

Lincoln Life, as part of its year 2000 updating process, is responsible for the updating of the VAA related computer systems. An affiliate of Lincoln Life, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for the VAA. Delaware, for its part, is responsible for updating all of its computer systems, including those which service the VAA, to accommodate year 2000. Lincoln Life and Delaware have begun formal discussions with each other to assess the requirements for their respective systems to interface properly in order to facilitate the ac-curate and orderly operation of the VAA beginning in the year 2000.

The year 2000 issue is pervasive and complex and affects virtually every as-pect of the businesses of both Lincoln Life and Delaware (the Companies). The computer systems of the Companies and their interfaces with the computer sys-tems of vendors, suppliers, customers and other business partners are particu-larly vulnerable. The inability to properly recognize date-sensitive elec-tronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the VAA. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, the Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the pro-gress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, with the modi-fication of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant oper-ations problems for their respective computer systems. In addition, the Compa-nies are incorporating potential issues surrounding year 2000 into their con-tingency planning process, in the event that, despite these substantial ef-forts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life or Delaware, or both.

The cost of addressing year 2000 issues and the timeliness of completion will be closely monitored by management of the respective Companies and, for each company, will be based on its management's best estimates which are derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third-party modification plans and other factors. Nevertheless, there can be no guarantee either by Lincoln Life or by Delaware that estimated costs will be achieved, and actual results could dif-fer significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of those proceedings are rou-tine and in the ordinary course of business. In some instances these proceed-ings include claims for unspecified or substantial punitive damages and simi-lar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate lia-bility, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Two lawsuits involve alleged fraud in the sale of interest-sensitive universal and whole life insurance policies. These two suits have been filed as class actions against Lincoln Life, although as of the date of this Prospectus the court had not certified a class in either case. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Al-though the relief sought in these cases is substantial, the cases are in the early stages of litigation, and it is premature to make assessments about po-tential loss, if any. Management intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits cannot be reasonably estimated at this time.

The American Legacy III

Lincoln NationalVariable Annuity Account H (Registrant)

The Lincoln NationalLife Insurance Company (Depositor)

Statement of Additional Information (SAI)

This Statement of Additional Information should be read in conjunction with the

American Legacy III Prospectus of Lincoln National Variable Annuity Account H dated April 1, 1999.
You may obtain a copy of the American Legacy III Prospectus on request and without charge.
Please write American Legacy Customer Service, The Lincoln National Life Insur-ance Company,
P.O. Box 2348, Fort Wayne, Indiana 46801 or call 1-800-942-5500.

Table of Contents

Item                                  Page
------------------------------------------
General information and history
of Lincoln Life                       B-2
------------------------------------------
Special terms                         B-2
------------------------------------------
Services                              B-2
------------------------------------------
Principal underwriter                 B-2
------------------------------------------
Purchase of securities being offered  B-2
------------------------------------------

Item                               Page

Calculation of investment results  B- 2

Annuity payouts                    B- 7

Federal tax status                 B- 7

Advertising and sales literature   B-10

Financial statements               B-12





This SAI is not a Prospectus.

The date of this SAI is April 1, 1999.

General information and
history of the
Lincoln National Life
Insurance Company (Lincoln Life)

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct in-surance of life and health insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Cor-poration (LNC), a publicly held insurance and financial services holding com-pany domiciled in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is cur-rently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays oc-curs on a weekend day, the Exchange may also be closed on the business day oc-curring just before or just after the holiday.

Services

Independent auditors
The financial statements of the variable annuity account (VAA) and the statu-tory-basis financial statements and schedules of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties re-sponsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide ac-counting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter

Lincoln Life has contracted with American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, California 90071, a licensed broker-dealer, to distribute the contracts through certain legally authorized sales persons and organizations (brokers). AFD and its brokers are compensated under a standard compensation schedule.

Purchase of securities being offered

The contracts are offered to the public through certain securities broker/dealers who have entered into selling agreements with AFD and whose personnel are legally authorized to sell annuity products. Although there are no special purchase plans for any class of prospective buyers, the contingent deferred sales charge normally assessed upon surrender or withdrawal of con-tract value will be waived for officers, directors or bona fide full time em-ployees of LNC, The Capital Group, Inc., their affiliated or managed compa-nies, and certain other persons. See Contingent deferred sales charges in the Prospectus.

Both before and after the annuity commencement date, there are exchange privi-leges between subaccounts, and from the VAA to the General Account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below present performance information for the VAA and the subaccounts calculated in several different ways. Paragraph A shows the performance of the series over the periods indicated in the table set forth in the Paragraph adjusted to reflect the charges and expenses associated with the contracts. Paragraph B shows the average annual total return of each subaccount since its inception. The information presented in Paragraph B is commonly referred to as "standard performance" because it is calculated in ac-cordance with formulas prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in certain advertising material that discusses the performance of the VAA and the subaccounts. Standard performance is described in paragraph (C). Paragraph D shows additional "non-standardized" performance information (i.e., performance information not calculated in ac-cordance with SEC guidelines) for each of the subaccounts that may be used to advertise the performance of the VAA and the subaccounts.

(A) Subaccount performance adjusted for contract expense charges
The examples below show, for the various subaccounts of the VAA, annual total return as of the stated periods, based upon a hypothetical initial purchase payment of $1,000, calculated according to the formula provided after the exam-ples. The annual total return has been calculated to show the annual total re-turn for a hypothetical contract with the enhanced guaranteed minimum death benefit (EGMDB) and without EGMDB. Although the subaccounts did not commence activity until 1997, these figures are calculated as if the subaccounts had commenced activity at the same time as the underlying funds.

Further, since the class of shares of the funds in which the subaccounts invest was not created until 1997, the figures below are based on the performance of the class of shares of the funds issued since the funds commenced operations in 1989, as adjusted to reflect the fees and expenses chargeable against assets attributable to shares of Class 2.

Subaccount performance (adjusted for contract expense charges) (to be updated)

Period Ending December 31, 1998

                                                                      10-year
                                    1-year period   5-year period     period
                                    With    Without With   Without With   Without
                                    EGMDB   EGMDB   EGMDB  EGMDB   EGMDB  EGMDB
---------------------------------------------------------------------------------
Global Growth Subaccount             1.32%*  1.51%*   N/A    N/A     N/A    N/A
(commenced activity 4/30/97)
Global Small Capitalization
Subaccount
(commenced activity 4/30/98)
Growth Subaccount                   21.99   22.19   15.95% 16.14%  15.25% 15.44%
(as if commenced activity 2/8/84)
International Subaccount             1.30    1.47   12.49  12.68    8.31*  8.49*
(as if commenced activity 5/1/90)
Growth-Income Subaccount            17.79   17.98   15.74  15.94   13.72  13.90
(as if commenced activity 2/8/84)
Asset Allocation Subaccount         12.48   12.66   12.62  12.81   10.56* 10.74*
(as if commenced activity 8/1/89)
High-Yield Bond Subaccount           4.52    4.69    8.90   9.08   10.34  10.51
(as if commenced activity 2/8/84)
Bond Subaccount                      2.35    2.52    3.36*  3.53*    N/A    N/A
(as if commenced activity 1/2/96)
U.S. Gov't./AAA Subaccount           0.70    0.86    4.46   4.62    6.54   6.71
(as if commenced activity 12/1/85)
Cash Management Subaccount          (2.54)  (2.39)   2.39   2.56    3.74   3.90
(as if commenced activity 2/8/84)

*The lifetime of each subaccount is less than the complete period indicated.

See the date the subaccount commenced activity under its name.

There is a subaccount but it is not in the chart because it did not begin ac-tivity until 1999.

The length of the periods and the last day of each period used in the above ta-ble are set out in the table heading and in the footnotes above.

(B) Average annual total return (to be updated)

Period Ending December 31, 1998

                                                                         Since
                                                                       inception
                                                                     With   Without
                                                                     EGMDB  EGMDB
-----------------------------------------------------------------------------------
Global Growth Subaccount (commenced activity 4/30/97)                 1.98%  2.26%
Global Small Capitalization Subaccount (commenced activity 4/30/98)
Growth Subaccount (commenced activity 4/30/97)                       30.32  30.52
International Subaccount (commenced activity 4/30/97)                (5.34) (5.18)
Growth-Income Subaccount (commenced activity 4/30/97)                19.34  19.52
Asset Allocation Subaccount (commenced activity 4/30/97)             12.06  12.23
High-Yield Bond Subaccount (commenced activity 4/30/97)               5.25   5.41
Bond Subaccount (commenced activity 4/30/97)                          2.95   3.11
U.S. Gov't./AAA Subaccount (commenced activity 4/30/97)               0.86   1.02
Cash Management Subaccount (commenced activity 4/30/97)              (5.40) (5.24)

See the date the subaccount commenced activity next to its name.

There is a subaccount but it is not in the chart because it did not begin ac-tivity until 1999.

(C) Formulas Average annual total return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula--

P(1 + T)n = ERV

Where: P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question n = number of years

ERV = redeemable value (as of the end of the period in question) of a hypothet-ical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been charged to contractowner accounts; 2) all applicable non-recurring charges are deducted at the end of the period in question; and 3) there will be a complete redemption at the end of the period in question.

(D) Other Non-standardized investment results:
The VAA may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertise-ments, brochures and reports. Such results may be computed on a cumulative and/or annualized basis.

Cumulative quotations are arrived at by calculating the change in the Accumula-tion Unit Value between the first and last day of the base period being mea-sured, and expressing the difference as a percentage of the unit value at the beginning of the base period.

Annualized quotations are arrived at by applying a formula which determines the level rate of return which, if earned over the entire base period, would pro-duce the cumulative return.

Non-standardized investment results

subaccounts of Account H* (to be updated)

$10,000 invested in
this fund through
American Legacy III
this many years ago...

                     ...would have grown to this amount on December 31, 1998**

                                                                      With EGMDB
                                    -------------------------------------------------------------------------------
                                    Growth              Growth-Income       High-Yield Bond     Cash Management
-------------------------------------------------------------------------------------------------------------------
Number                                         Compound            Compound            Compound            Compound
of                                             Growth              Growth              Growth              Growth
Years             Periods           Amount     Rate     Amount     Rate     Amount     Rate     Amount     Rate
-------------------------------------------------------------------------------------------------------------------
1                 12/31/96-12/31/97 $12,798.82 27.99%   $12,378.95 23.79%   $11,052.41 10.52%   $10,345.85 3.46%
2                 12/31/95-12/31/97  14,268.88 19.45     14,453.66 20.22     12,305.43 10.93     10,692.41 3.40
3                 12/31/94-12/31/97  18,705.50 23.21     18,907.63 23.66     14,738.96 13.80     11,101.62 3.54
4                 12/31/93-12/31/97  18,492.06 16.61     18,986.06 17.38     13,550.44  7.89     11,343.75 3.20
5                 12/31/92-12/31/97  21,328.63 16.36     20,986.91 15.98     15,557.22  9.24     11,457.60 2.76
Lifetime of fund  02/08/84-12/31/97  67,642.95 14.75     62,632.50 14.12     43,641.91 11.19     17,748.66 4.22
                                                                     Without EGMDB
                                    -------------------------------------------------------------------------------
                                    Growth              Growth-Income       High-Yield Bond     Cash Management
-------------------------------------------------------------------------------------------------------------------
Number                                         Compound            Compound            Compound            Compound
of                                             Growth              Growth              Growth              Growth
Years             Periods           Amount     Rate     Amount     Rate     Amount     Rate     Amount     Rate
-------------------------------------------------------------------------------------------------------------------
1                 12/31/96-12/31/97 $12,818.21 28.18%   $12,397.56 23.98%   $11,068.91 10.69%   $10,361.46 3.61%
2                 12/31/95-12/31/97  14,312.62 19.64     14,497.80 20.41     12,342.87 11.10     10,725.10 3.56
3                 12/31/94-12/31/97  18,791.54 23.40     18,994.39 23.84     14,806.44 13.98     11,152.59 3.70
4                 12/31/93-12/31/97  18,605.44 16.79     19,102.32 17.56     13,633.24  8.06     11,413.20 3.36
5                 12/31/92-12/31/97  21,332.56 16.36     21,144.84 16.16     15,641.85  9.36     11,544.30 2.91
Lifetime of fund  02/08/84-12/31/97  68,562.25 14.86     63,952.08 14.29     44,467.45 11.34     18,122.68 4.37

*Although the subaccounts for the contracts did not commence activity until 1997, these figures are calculated as if the subaccounts had commenced activity at the same time as the corresponding underlying funds.
**For purposes of determining these investment results, American Legacy III's 1.40% annual asset charge and administrative fee for those contracts with EGMDB and 1.25% for those contracts without EGMDB have been taken into account. However, these examples do not assume redemption at the end of the period.

There is also a subaccount but it is not in the chart because it did not begin activity until 1999.

                                        With EGMDB         Without EGMDB
                                    ------------------- -------------------
                                    U.S. Govt/AAA       U.S. Govt/AAA
---------------------------------------------------------------------------
Number                                         Compound            Compound
of                                             Growth              Growth
Years             Periods           Amount     Rate     Amount     Rate
---------------------------------------------------------------------------
1                 12/31/96-12/31/97 $10,670.25  6.70%   $10,686.38  6.86%
2                 12/31/95-12/31/97  10,820.11  4.02     10,853.23  4.18
3                 12/31/94-12/31/97  12,280.54  7.09     12,336.99  7.25
4                 12/31/93-12/31/97  11,556.21  3.68     11,627.02  3.84
5                 12/31/92-12/31/97  12,651.73  4.82     12,735.74  4.96
Lifetime of fund  12/01/85-12/31/97  21,511.76  6.53     21,886.30  6.68
                                     Asset Allocation    Asset Allocation
                                    ------------------- -------------------
Number                                         Compound            Compound
of                                             Growth              Growth
Years             Periods           Amount     Rate     Amount     Rate
---------------------------------------------------------------------------
1                 12/31/96-12/31/97 $11,847.68 18.48%   $11,865.45 18.65%
2                 12/31/95-12/31/97  13,490.87 16.15     13,531.99 16.33
3                 12/31/94-12/31/97  17,192.80 19.80     17,271.55 19.98
4                 12/31/93-12/31/97  16,864.61 13.96     16,967.69 14.13
5                 12/31/92-12/31/97  18,327.55 12.88     18,466.06 13.05
Lifetime of fund  08/01/89-12/31/97  23,300.15 10.57     23,596.09 10.74
                                       International       International
                                    ------------------- -------------------
Number                                         Compound            Compound
of                                             Growth              Growth
Years             Periods           Amount     Rate     Amount     Rate
---------------------------------------------------------------------------
1                 12/31/96-12/31/97 $10,730.10  7.30%   $10,746.43  7.46%
2                 12/31/95-12/31/97  12,402.89 11.37     12,440.99 11.54
3                 12/31/94-12/31/97  13,746.60 11.19     13,809.92 11.36
4                 12/31/93-12/31/97  13,782.68  8.35     13,867.27  8.52
5                 12/31/92-12/31/97  18,315.11 12.87     18,361.30 12.92
Lifetime of fund  04/30/90-12/31/97  18,554.19  8.39     18,675.06  8.48
                                           Bond                Bond
                                    ------------------- -------------------
Number                                         Compound            Compound
of                                             Growth              Growth
Years             Periods           Amount     Rate     Amount     Rate
---------------------------------------------------------------------------
1                 12/31/96-12/31/97 $10,835.40  8.35%   $10,851.86  8.52%
Lifetime of fund  01/02/96-12/31/97  11,304.03  6.33     11,316.06  6.39
                                       Global Growth       Global Growth
                                    ------------------- -------------------
Number                                         Compound            Compound
of                                             Growth              Growth
Years             Periods           Amount     Rate     Amount     Rate
---------------------------------------------------------------------------
Lifetime of fund  04/30/97-12/31/97 $10,732.30 11.11%   $10,750.86 11.40%

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calcula-tion: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the con-tract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity pay-out will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum. The first annuity payout is determined by multiplying the bene-fit per $1,000 of value shown in the contract tables by the number of thou-sands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 4% interest rate stated above is the mea-suring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds 4%, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not as-sociated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appro-priate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immedi-ately preceding valuation date by the product of:

(a) The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b) A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Federal tax status

General
The operations of the VAA form a part of, and are taxed with, the operations of Lincoln Life under the Internal Revenue Code of 1986, as amended (the
Code). VAA investment income and realized net capital gains on the assets of the VAA are reinvested and taken into account in determining the accumulation and annuity unit values. As a result, such investment income and realized net capital gain are automatically retained as part of the reserves under the con-tract. Under existing federal income tax law, Lincoln Life believes that the VAA investment income and realized net capital gain are not taxed to the ex-tent they are retained as part of the reserves under the contract. According-ly, Lincoln Life does not anticipate that it will incur any federal income tax liability attributable to the VAA, and therefore it does not intend to make any provision for such taxes. However, if changes in the federal tax laws or interpretations thereof result in Lincoln Life's being taxed on income or gain attributable to the VAA, then Lincoln Life may impose a charge against the VAA (with respect to some or all (contracts) in order to make provision for pay-ment of such taxes.

Tax status of non-qualified contracts
Section 817(h) of the code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate ac-counts of insurance companies) underlying the contract be adequately diversi-fied in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the code. The VAA, through each of the funds, intends to comply with the diversification requirements prescribed in regulations, which affect how the assets in each of the funds in which the VAA invests may be invested. Capital Research and Management Company is not affiliated with Lincoln Life and Lincoln Life does not have control over the series, or its investments. However, Lincoln Life believes that each fund in which the VAA owns shares will meet the diversification requirements and that therefore the contracts will be treated as annuities under the code.

The regulations relating to diversification requirements do not provide guid-ance concerning the extent to which contractowners may direct their invest-ments to particular subaccounts of a separate account. When guidance is pro-vided, the contract may need to be modified to comply with that guidance. For these reasons, Lincoln Life reserves the right to modify the contract as nec-essary to prevent the contractowner from being considered the owner of the as-sets of the VAA.

In addition to the requirements of Section 817(h), code Section 72(s) provides that contracts will not be treated as annuity contracts for purposes of Sec-tion 72 unless the contract provides that (1) if any contractowner dies on or after the annuity starting date prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contractowner's death; and (2) if any contractowner dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the contractowner. These requirements are considered satisfied if any portion of the contractowner's interest that is payable to or for the benefit of a designated beneficiary is distributed over that designated beneficiary's life, or a period not extending beyond the des-ignated beneficiary's life expectancy, and if that distribution begins within one year of the contractowner's death. The designated beneficiary must be a natural person. No regulations interpreting these requirements have yet been issued. Thus, no assurance can be given that the provisions contained in con-tracts satisfy all such code requirements. However, Lincoln Life believes that such provisions in such contracts meet these requirements. Lincoln Life in-tends to review such provisions and modify them as necessary to assure that they comply with the requirements of Section 72(s) when clarified by regula-tions or otherwise.

Tax status of contracts used with certain plans
The rules governing the tax treatment of contributions and distributions under qualified plans, as set forth in the code and applicable rulings and regula-tions, are complex and subject to change. These rules also vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of contracts with the various types of plans, based on Lincoln Life's un-derstanding of the current federal tax laws as interpreted by the Internal Revenue Service. Purchasers of contracts for use with such a plan and plan participants and beneficiaries should consult counsel and other competent ad-visers as to the suitability of the plan and the contract to their specific needs, and as to applicable code limitations and tax consequences. Partici-pants under such plans, as well as contractowners, annuitants, and beneficia-ries, should also be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the contract.

Following are brief descriptions of the various types of plans and of the use of contracts in connection therewith.

Public school systems and 501(c)(3) organizations [Section 403(b) plans] Payments made to purchase annuity contracts by public school systems or code
Section 501(c)(3) organizations for their employees are excludable from the gross income of the employee to the extent that aggregate payments for the em-ployee do not exceed the exclusion allowance provided by Section 403(b) of the code, the over-all limits for excludable contributions of Section 415 of the code or the limit on elective contributions. Furthermore, the investment re-sults of the fund credited to the account are not taxable until benefits are received either in the form of annuity payouts, in a single sum or a withdraw-al.

If an employee's individual account is surrendered, usually the full amount received would be includable in income for that year at ordinary rates.

Qualified corporate employee's pension and profit-sharing trusts and qualified annuity plans [Section 401(a) plans]
Payments made by a corporate employer and the increments on all payments for qualified corporate plans are not taxable as income to the employee until dis-tributed. However, the employee may be required to include these amounts in gross income prior to distribution if the qualified plan or trust loses its qualification. Corporate plans qualified under Sections 401(a) or 403(a) of the code are subject to extensive rules, including limita-tions on maximum contributions or benefits. For plan years beginning after De-cember 31, 1996, tax exempt organizations (except state and local governments) may have 401(k) plans.

Distributions of amounts in excess of non-deductible employee contributions are generally taxable as ordinary income. If an employee or beneficiary receives a lump-sum distribution, that is, if the employee or beneficiary receives in a single tax year the total amounts payable with respect to that employee, and the benefits are paid as a result of the employee's death or separation from service or after the employee attains 59 1/2, taxable gain may be eligible for special lump sum averaging treatment. These special tax rules are not available in all cases.

Self-employed individuals (H.R. 10 or Keogh)
Under code provisions, self-employed individuals may establish plans commonly known as H.R. 10 or Keogh plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. Such plans are subject to special rules in addition to those applicable to qualified corporate plans; therefore, purchasers of the contracts for use with H.R. 10 plans should seek competent advice as to suitability of plan documents and the funding contracts.

Individual retirement annuities (IRA)
Under Section 408 of the code, individuals may participate in a retirement pro-gram known as Individual Retirement Annuity (IRA). An individual may make an annual IRA contribution of up to the lesser of $2,000 (or $4,000 if IRAs are maintained for both the individual and his nonworking spouse) or 100% of com-pensation. However, IRA contributions may be non-deductible in whole or in part if (1) the individual or his spouse is an active participant in certain other retirement programs and (2) the income of the individual (or of the individual and his spouse) exceeds a specified amount. Distributions from certain other IRA plans or qualified plans may be rolled over to an IRA on a tax deferred ba-sis without regard to the limit on contributions, provided certain requirements are met. Distributions from IRA's are subject to certain restrictions. Deduct-ible IRA contributions and all IRA earnings will be taxed as ordinary income when distributed. The failure to satisfy certain code requirements with respect to an IRA may result in adverse tax consequences.

Roth IRA
Beginning in 1998, Roth IRA's may be established. Non-deductible contributions of $2,000 per year can be made to the Roth IRA. The contribution limits for de-ductible and non-deductible IRA's are coordinated. In general, distributions from a Roth IRA are not taxable and are not subject to the 10% early withdrawal penalty that applies to Traditional IRA's. A five-year holding period as well as other requirements must be satisfied if distributions are to be non-taxable. Assuming certain income restrictions are satisfied, a Traditional IRA can be converted to a Roth IRA. This is a taxable event.

Deferred compensation plans (457 plans)
Under the code provisions, employees and independent contractors (participants) performing services for state and local governments and certain tax-exempt or-ganizations may establish deferred compensation plans. While participants in such plans may be permitted to specify the form of investment in which their plan accounts will participate, all such investments are owned by the sponsor-ing employer and are subject to the claims of its creditors. Plans of state and local governments established on August 20, 1996, or later, must hold all as-sets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries. Section 457 plans that were in existence before August 20, 1996 are allowed until January 1, 1999 to meet this requirement. The amounts deferred under a plan which meet the re-quirements of Section 457 of the code are not taxable as income to the partici-pant until paid or otherwise made available to the participant or beneficiary. Deferrals are taxed as compensation from the employer when they are actually or constructively received by the employee. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500, as increased for cost of living adjustments, or 33 1/3% of the participant's includable compen-sation. However, in limited circumstances, up to $15,000 may be deferred in each of the last three years before retirement.

Simplified employee pension plans
[Section 408(k)]
An employer may make contributions on behalf of employees to a simplified em-ployee pension plan ("SEP") established prior to January 1, 1997, as provided by Section 408(k) of the code. The contributions and distribution dates are limited by the code provisions. All distributions from the plan will be taxed as ordinary income. Any distribution before the employee attains age 59 1/2 (except in the event of death or disability) or the failure to satisfy certain other code requirements may result in adverse tax consequences. For tax years after 1996, salary reduction SEPs (SAR/SEP) may no longer be established. How-ever, SAR/SEPs in existence prior to January 1, 1997 may continue to receive contributions.

Savings incentive matched plan for employees (SIMPLE)
Employers with 100 or fewer employees, who earned $5,000 during the preceding year, may establish SIMPLEs. For tax years beginning after December 31, 1996,

SIMPLE plans are available and may be in the form of an IRA or part of a 401(k) plan. Under a SIMPLE IRA, employees are permitted to make elective con-tributions to an IRA, stated as a percentage of the employee's compensation, but not to exceed $6,000 annually as indexed. Such deferrals are not subject to income tax until withdrawn. Withdrawals made by an employee in the first two years of the employee's participation are subject to a 25 percent penalty. Later withdrawals are subject to penalties applicable to IRAs. Under a SIMPLE 401(k), employee deferrals are limited to no more than $6,000 annually. Em-ployer contributions are usually required for each type of SIMPLE.

Tax on distributions from
qualified contracts
The following rules generally apply to distributions from contracts purchased in connection with the plans discussed above, other than 457 plans and Roth IRAs.

The portion, if any, of any contribution under a contract made by or on behalf of an individual which is not excluded from the employee's gross income (gen-erally, the employee's own non-deductible contributions) constitutes his in-vestment in the contract. If a distribution is made in the form of annuity payouts, the employee's investment in the contract (adjusted for certain re-fund provisions) divided by his life expectancy (or other period for which an-nuity payouts are expected to be made) constitutes a return of capital each year. The dollar amount of annuity payouts received in any year in excess of such return is taxable as ordinary income. However, all distributions will be fully taxable once the employee is deemed to have recovered the dollar amount of his investment in the contract. Notwithstanding the above, if the employ-ee's annuity starting date was on or before July 1, 1986 and if his investment in the contract will be recovered within three years of his annuity starting date, no amount is included in income until he has fully recovered such in-vestment. Rules generally provide that all distributions which are not re-ceived as an annuity will be taxed as a pro rata distribution of taxable and non-taxable amounts (rather than as a distribution first of non-taxable amounts).

If a surrender of or withdrawal from the contract is effected and a distribu-tion is made in a single payment, the proceeds may qualify for special lump-sum distribution treatment under certain qualified plans, as discussed above. Otherwise, the amount by which the payment exceeds the investment in the con-tract (adjusted for any prior withdrawals) allocated to that payment, if any, will be taxed as ordinary income in the year of receipt.

Distributions from Section 401(a) plans, Section 403(b) plans, IRAs, SEPs and Keoghs will be subject to a 10% penalty tax if made before age 59 1/2 unless certain other exceptions apply. Failure to meet certain minimum distribution requirements for the above plans, as well as for Section 457 plans, will re-sult in a 50% excise tax. Various other adverse tax consequences may also be potentially applicable in certain circumstances to these types of plans.

Upon an annuitant's death, the taxation of benefits payable to his beneficiary generally follow these same principles, subject to a variety of special rules.

Other considerations
It should be understood that the foregoing comments about the federal tax con-sequences under these contracts are not exhaustive and that special rules are provided with respect to other tax situations not discussed herein. Further, the foregoing discussion does not address any applicable state, local, or for-eign tax laws. In recent years, numerous changes have been made in the federal income tax treatment of contracts and retirement plans, which are not fully discussed above. Before an investment is made in any of the above plans, a tax adviser should be consulted.

Advertising and sales
literature

As set forth in the Prospectus, Lincoln Life may refer to the following orga-nizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affect-ing the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantita-tive and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln Life intends to refer.

Duff & Phelps insurance company claims paying ability (CPA) service provides purchasers of insurance company policies and contracts with analytical and statistical information on the solvency and liquidity of major U.S. licensed insurance companies, both mutual and stock.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It mea-sures performance of securities in Europe, Australia and the Far East. The in-dex reflects the movements of world stock markets by representing the evolu-tion of an unmanaged portfolio. The EAFE Index offers international diversifi-cation with over 1,000 companies across 20 different countries.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper cur-rently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance compa-nies may be noted.

Morningstar is an independent financial publisher offering comprehensive sta-tistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key el-ement in the rating determination for such debt issues.

Vards (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable con-tracts.

Standard & Poor's Index -- broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of out-standing shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC Price Index -- this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value- weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) -- price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the series funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and adver-tisement literature.

Dollar-Cost Averaging. (DCA) -- You may systematically transfer on a monthly basis amounts from certain subaccounts into the subaccounts or the fixed side of the contract. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by complet-ing an election form available from us. The minimum amount to be dollar cost averaged is $10,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity com-mencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your tel-ephone authorization on file. Currently, there is no charge for this service. However, we reserve the right to impose one. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service. (AWS) -- AWS provides an automatic, periodic withdrawal of contract value to you. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The minimum contract value re-quired to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to our home office. If tele-phone authorization has been elected, certain changes may be made by tele-phone. Notwithstanding the requirements of the program, any withdrawal must be permitted by Section 401(a)(9) of the code for qualified plans or permitted under Section 72 for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges. Currently, there is no charge for this service. However, we reserve the right to impose one. If a charge is imposed, it will not exceed $25 per transaction or 2% of the amount withdrawn, which-ever is less. We reserve the right to discontinue this service at any time.

Cross-reinvestment service -- Under this option, account value in a designated variable subaccount or the fixed side of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) or the fixed side of the contract at specific intervals. You may elect to participate in cross-reinvestment at the time of application or at any time before the annuity commencement date by sending a written request to our home office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to ter-minate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. Currently, there is no charge for this service. However, we reserve the right to impose one. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this service at any time.

Lincoln Life's customers. Sales literature for the VAA and the series' funds may refer to the number of employers and the number of individual annuity cli-ents which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 15,000 employers and had more than 1 million annuity clients.

Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 1997 Lincoln Life had statutory admitted as-sets of over $58 billion.

Financial Statements

Financial statements for the VAA and Lincoln Life appear on the following pages. [To be provided by amendment]

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

                      REGISTRATION STATEMENT ON FORM N-4

                          PART C - OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

  (a) List of Financial Statements (to be filed by amendment)

      1. Part A The Table of Condensed Financial Information is included in Part A of this Registration Statement.

      2. Part B The following Financial Statements for the Variable Account are included in Part B of this Registration Statement.

         Statement of Net Assets -- December 31, 1998
         Statement of Operations -- Year ended December 31, 1998
         Statement of Changes in Net Assets -- Years ended December 31, 1998 and 1997
         Notes to Financial Statements -- December 31, 1998
         Report of Ernst & Young LLP, Independent Auditors

      3. Part B The following Statutory Financial Statements and Schedules of Lincoln National Life Insurance Company are included in the SAI:


         Balance Sheets--Years ended December 31, 1998 and 1997
         Statements of Income--Years ended December 31, 1998, 1997 and 1996 Statements of Capital and Surplus--Years ended December 31, 1998, 1997, and 1996
         Notes to Financial Statements--December 31, 1998
         Supplemental Schedule of Selected Statutory Basis Financial Data--December 31, 1998
         Report of Ernst & Young LLP, Independent Auditors

Item 24.                          (Continued)

                (b)  List of Exhibits

(1) Resolutions of the Board of Directors of the Lincoln National Life Insurance Company establishing Separate Account H are incorporated herein by reference to Registration Statement on Form N-4 (33-27783) filed on December 5, 1996.

(2)    None.

(3)(a) Underwriting Agreement incorporated by reference to Registration Statement on Form N-4 (33-27783) filed on December 5, 1996.


(3)(b) Amendment to Underwriting Agreement incorporated by reference to Registration Statement on Form N-4 (333-18419) filed on March 27, 1998.

(3)(c) Selling Group Agreement incorporated by reference to Registration Statement on Form N-4 (333-18419) filed on March 27, 1998.

(4) Variable Annuity Contract incorporated herein by reference to Registration Statement on Form N-4 (333-18419) filed on April 1, 1997.

(5) Application incorporated herein by reference to Registration Statement on Form N-4 (333-18419) filed on April 1, 1997.

(6) Articles of Incorporation and Bylaws of the Lincoln National Life Insurance Company are incorporated herein by reference to Registration Statement on Form N-4 (33-27783) filed on December 5, 1996.

(7)    Not applicable.


(8) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form S-6 (333-40745) filed on November 21, 1997.

(8)(a) Participation Agreement incorporated herein by reference to Registration Statement on Form N-4 (333-18419) filed on April 1, 1997.

(8)(b) Amendment to Participation Agreement incorporated herein by reference to Registration Statement on Form N-4 (333-18419) filed on April 1, 1997.

(8)(c) Amendment to Indemnification Agreement incorporated herein by reference to Registration Statement on Form N-4 (333-18419) filed on April 1, 1997.

(9) Opinion and consent of Jeremy Sachs, Senior Counsel, Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (333-18419) filed on April 1, 1997.

(10)   Consent of auditors (to be filed by amendment).

(11)   Not applicable.

(12)   Not applicable.


(13) Schedule for computation for performance quotations incorporated herein by reference to Registration Statement on Form N-4 (333-18419) filed on April 1, 1997.

(14)   Other Exhibits:
                (a)  Organizational Chart of the Lincoln National Insurance
                      Holding Company System (to be filed by amendment)
                (b)  Books and Records Report (to be filed by amendment).



Item 25.
                    DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                  Positions and Offices with LNL
----                  ------------------------------

Gabriel L. Shaheen*      President, Chief Executive Officer and Director

Jon A. Boscia**          Director

Carolyn P. Brody*        Vice President

Thomas L. Clagg*         Vice President and Associate General Counsel

Kelly D. Clevenger*      Vice President

Jeffrey K. Dellinger*    Vice President


John H. Gotta****        Senior Vice President

Jack D. Hunter*          Executive Vice President and General Counsel

Donald E. Keller*        Vice President

Stephen H. Lewis*        Senior Vice President

H. Thomas McMeekin**     Director

Reed P. Miller*          Vice President

Ian M. Rolland**         Director

Lawrence T. Rowland ***  Executive Vice President and Director


Keith J. Ryan*           Senior Vice President, Chief Financial Officer and
                         Assistant Treasurer

Richard C. Vaughan**     Director

Roy V. Washington*       Vice President and Chief Compliance Officer

Janet C. Whitney**       Vice President and Treasurer

C. Suzanne Womack**      Secretary and Assistant Vice President


*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802.
**Principal business address is 200 East Berry Street, Fort Wayne, Indiana 46802-2706.
***Principal business address is 1700 Magnavox Way, One Reinsurance Place, Fort Wayne, Indiana 46804.
****Principal business address is 900 Cottage Grove Road, Bloomfield, CT 06152-2321.

Item 26.
                 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
                       WITH THE DEPOSITOR OR REGISTRANT


     See Exhibit 14(b): Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27.
                         NUMBER OF CONTRACTOWNERS


     As of                , there were        (variable and fixed) Contract
     Owners under Account H.    (to be updated)


Item 28.                         Indemnification

     See prior filings.

Item 29.                       Principal Underwriter

     (a) American Funds Distributors, Inc., is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

     (b)              (1)                                       (2)
        Name and Principal                      Positions and Offices
         Business Address                        with Underwriter
        ------------------                      ---------------------

        David L. Abzug                          Regional Vice President
        27304 Park Vista Road
        Van Nuys, CA 91301

        John A. Agar                            Regional Vice President
        1501 N. University Drive, Suite 227A
        Little Rock, AR 72207

   Robert B. Aprison                   Vice President
   2983 Bryn Wood Drive
   Madison, WI  53711

S  Richard Armstrong                   Assistant Vice President

L  William W. Bagnard                  Vice President

   Steven L. Barnes                    Senior Vice President
   8000 Town Line Avenue South
   Suite 204
   Minneapolis, MN  55438

B  Carl R. Bauer                       Assistant Vice President

   Michelle A. Bergeron                Vice President
   4160 Gateswalk Drive
   Smyrna, GA 30080

   Joseph T. Blair                     Senior Vice President
   27 Drumlin Road
   West Simsbury, CT 06092

(b)                 (1)                               (2)
     Name and Principal               Positions and Offices
     Business Address                 with Underwriter
     ------------------               ---------------------

     John A. Blanchard                Regional Vice President
     6421 Aberdeen Road
     Mission Hills, KS 66208

     Ian B. Bodell                    Senior Vice President
     P.O. Box 1665
     Brentwood, TN 37024-1655

     Michael L. Brethower             Vice President
     2320 North Austin Avenue
     Georgetown, TX  78628

     C. Alan Brown                    Regional Vice President
     4129 Laclede Avenue
     St. Louis, MO  63108

L    Daniel C. Brown                  Sr. Vice President

H    J. Peter Burns                   Vice President

     Brian C. Casey                   Regional Vice President
     9508 Cable Drive
     Kensington, MD 20895

     Victor C. Cassato                        Senior Vice President
     609 W. Littleton Blvd., Suite 310
     Littleton, CO 80120

     Christopher J. Cassin                    Senior Vice President
     111 W. Chicago Avenue, Suite G3
     Hinsdale, IL 60521

     Denise M. Cassin                         Vice President
     1301 Stoney Creek Drive
     San Ramon, CA 94538

L    Larry P. Clemmensen                      Director

L    Kevin G. Clifford                        Director, President

     Ruth M. Collier                          Vice President
     145 West 67th Street, Suite #12K
     New York, NY  10023

S    David Coolbaugh                          Assistant Vice President

(b)                (1)                             (2)
     Name and Principal           Positions and Offices
     Business Address             with Underwriter
     ---------------------        ---------------------

     Thomas E. Cournoyer          Vice President
     2333 Granada Boulevard
     Coral Gables, FL 33134

     Douglas A. Critchell         Senior Vice President
     4116 Woodbine St.
     Chevy Chase, MD 20815

L    Carl D. Cutting              Vice President

     Dan J. Delianedis            Regional Vice President
     8689 Braxton Drive
     Eden Prairie, MN 55347

     Michael A. Dilella           Vice President
     P.O. Box 661
     Ramsey, NJ 07446

     G. Michael Dill              Senior Vice President
     505 E. Main Street
     Jenks, OK 74037

     Kirk D. Dodge                            Senior Vice President
     633 Menlo Avenue, Suite 210
     Menlo Park, CA 94025

     Peter Doran                              Senior Vice President
     1205 Franklin Avenue
     Garden City, NY 11530

L    Michael J. Downer                        Secretary

     Robart W. Durbin                         Vice President
     74 Sunny Lane
     Tiffin, OH 44883

I    Lloyd G. Edwards                         Senior Vice President

L    Paul H. Fieberg                          Sr. Vice President

     John R. Fodor                            Vice President
     15 Latisquama Road
     Southborough, MA 01772

(b)               (1)                                     (2)
   Name and Principal                   Positions and Offices
    Business Address                     with Underwriter
   ------------------                  ----------------------

L  Mark P. Freeman, Jr.                Director


   Clyde E. Gardner                    Vice President
   Route 2, Box 3162
   Osage Beach, MO 65065

B  Evelyn K. Glassford                 Vice President


   Jeffrey J. Greiner                  Vice President
   12210 Taylor Road
   Plain City, OH 43064

L  Paul G. Haaga, Jr.                  Director


B  Mariellen Hamann                    Assistant Vice President


   David E. Harper                     Vice President
   R.D. 1, Box 210, Rte 519
   Frenchtown, NJ 08825


   Ronald R. Hulsey                    Regional Vice President
   6744 Avalon
   Dallas, TX 75214


   Robert S. Irish                     Regional Vice President
   1225 Vista Del Mar Drive
   Delray Beach, FL 33483


L  Robert L. Johansen                  Vice President, Controller


   Michael J. Johnston                 Director
   630 Fifth Ave., 36th Floor
   New York, NY 10111-0121


B  Damien M. Jordan                    Vice President


   V. John Kriss                       Vice President
   P.O. Box 274
   Surfside, CA 90743


   Arthur J. Levine                    Vice President
   12558 Highlands Place
   Fishers, IN  46038

(b)                (1)                                    (2)
    Name and Principal                  Positions and Offices
     Business Address                      with Underwriter
    ------------------                  ---------------------

B   Karl A. Lewis                       Assistant Vice President


    T. Blake Liberty                    Regional Vice President
    5506 East Mineral Lane
    Littleton, CO 80122


L   Lorin E. Liesy                      Assistant Vice President

L   Susan G. Lindgren                   Vice President - Institutional
                                        Investment Services Division


S   Stella Lopez                        Vice President


LW  Robert W. Lovelace                  Director


    Stephen A. Malbasa                  Vice President
    13405 Lake Shore Blvd.
    Cleveland, OH 44110


    Steven M. Markel                    Senior Vice President
    5241 South Race Street
    Littleton, CO 80121


L   John C. Massar                      Director, Senior Vice President


L   E. Lee McClennahan                  Senior Vice President


L   Jamie R. McCrary                    Assistant Vice President


S   John V. McLaughlin                  Senior Vice President


    Terry W. McNabb                     Vice President
    2002 Barrett Station Road
    St. Louis, MO  63131


L   R. William Mellnat                  Vice President-Institutional
                                        Investment Services Division


    David R. Murray                     Vice President
    60 Briant Avenue
    Sudbury, MA  01776


    Stephen S. Nelson                   Vice President
    P.O. Box 470528
    Charlotte, NC 28247-0528

(b)               (1)                                (2)
   Name and Principal                Positions and Offices
    Business Address                  with Underwriter
   ------------------                ---------------------

   William E. Noe                    Regional Vice President
   304 River Oaks Road
   Brentwood, TN 37207


   Peter A. Nyhus                    Regional Vice President
   3084 Wilds Ridge Court
   Prior Lake, MN 55372


   Eric P. Olson                     Regional Vice President
   62 Park Drive
   Glenview, IL 60025


   Fredric Phillips                  Vice President
   32 Ridge Avenue
   Newton Centre, MA 02159



B  Candance D. Pilgrim               Assistant Vice President


   Carl S. Platou                    Regional Vice President
   4021 96th Avenue, SE
   Mercer Island, WA 98040


L  John O. Post, Jr.                 Vice President


S  Richard P. Prior                  Assistant Vice President



   Steven J. Reitman                 Vice President
   212 The Lane
   Hinsdale, IL 60521


   Brian A. Roberts                  Vice President
   12025 Delmahoy Drive
   Charlotte, NC 28277


   George S. Ross                    Senior Vice President
   55 Madison Avenue
   Morristown, NJ 07962


L  Julie D. Roth                     Vice President


L  James F. Rothenberg               Director



   Douglas F. Rowe                   Regional Vice President
   30008 Oakland Hills Drive
   Georgetown, TX 78628

(b)               (1)                                (2)
   Name and Principal                 Positions and Offices
    Business Address                    with Underwriter
   ------------------                 ---------------------


   Christopher Rowey                  Regional Vice President
   9417 Beverlywood Street
   Los Angeles, CA 90034


   Dean B. Rydquist                   Vice President
   1080 Bay Pointe Crossing
   Alpharetta, GA 30202


   Richard R. Samson                  Vice President
   4604 Glencoe Avenue, No. 4
   Marina del Rey, CA 90292


   Joe D. Scarpitti                   Regional Vice President
   31465 St. Andrews
   Westlake, OH  44145


L  Daniel B. Seivert                  Assistant Vice President


L  R. Michael Shanahan                Director


   David W. Short                     Chairman of the Board
   Suite 212, 1000 RIDC Plaza
   Pittsburgh, PA 15238-2941


   William P. Simon, Jr.              Senior Vice President
   554 Canterbury Lane
   Berwyn, PA 19312


L  John C. Smith                      Vice President-
                                      Institutional Investment
                                      Services Division

L  Mary E. Smith                      Vice President-
                                      Institutional Investment
                                      Services Division


   Rodney G. Smith                    Vice President
   100 N. Central Expressway, Suite 1214
   Richardson, TX 75080


   Nicholas D. Spadaccini             Regional Vice President
   855 Markley Woods Way
   Cincinnati, OH  45230


L  Kristen J. Spazafumo               Assistant Vice President

(b)               (1)                                  (2)
   Name and Principal                Positions and Offices
    Business Address                   with Underwriter
   ------------------                ---------------------

   Daniel S. Spradling               Senior Vice President
   #4 West Fourth Avenue, Suite 406
   San Mateo, CA 94402


B  Max D. Stites                     Vice President


   Thomas A. Stout                   Regional Vice President
   12913 Kendale Lane
   Bowie, MD 20715


   Craig R. Strauser                 Regional Vice President
   3 Dover Way
   Lake Oswego, OR 97034


   Francis N. Strazzeri              Vice President
   31641 Saddletree Drive
   Westlake Village, CA 91361


L  Drew Taylor                       Assistant Vice President


S  James P. Toomey                   Vice President


I  Christopher E. Trede              Vice President



   George F. Truesdail               Vice President
   400 Abbotsford Court
   Charlotte, NC 28270


   Scott W. Ursin-Smith              Regional Vice President
   60 Reedland Woods Way
   Tiburon, CA 94920


H  Andrew J. Ward                    Vice President


L  David M. Ward                     Vice President-
                                     Institutional Investment
                                     Services Division


   Thomas E. Warren                  Regional Vice President
   1701 Starling Drive
   Sarasota, FL 34231



L  J. Kelly Webb Sr.                 Senior Vice President, Treasurer


(b)                 (1)                             (2)
     Name and Principal           Positions and Offices
     Business Address             with Underwriter
     ------------------           ---------------------

     Gregory J. Weimer            Vice President
     125 Surrey Drive
     Canonsburg, PA 15317

B    Timothy W. Weiss             Director

     N. Dexter Williams           Senior Vice President
     25 Whitside Court
     Danville, CA 94526

     Timothy J. Wilson            Regional Vice President
     113 Farmview Place
     Venetia, PA 15367

B    Laura L. Wimberly            Vice President

H    Marshall D. Wingo Sr.        Director, Senior Vice President

L    Robert L. Winston            Director, Sr. Vice President

     Laurie B. Wood               Regional Vice President
     3500 West Camino de Urania
     Tucson, AZ 85741

     William R. Yost              Regional Vice President
     9320 Overlook Trail
     Eden Prairie, MN 55347

     Janet M. Young               Regional Vice President
     1616 Vermont
     Houston, TX 77006

     Scott D. Zambon              Regional Vice President
     320 Robinson Drive
     Tustin Ranch, CA 92782

-------------
L    Business Address, 333 South Hope Street, Los Angeles, CA 90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B    Business Address, 135 South State College Boulevard, Brea, CA 92821
S    Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230
H    Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I    Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

Item 32
-------

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1998) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                  SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 22nd day of January, 1999.


                                       LINCOLN NATIONAL VARIABLE ANNUITY
                                       ACCOUNT H (Legacy III) (Registrant)


                                       By: /s/ Stephen H. Lewis
                                           -------------------------------------
                                           Stephen H. Lewis
                                           (Signature-Officer of Depositor)
                                           Senior Vice President, LNL
                                           (Title)


                                       By: THE LINCOLN NATIONAL LIFE
                                           INSURANCE COMPANY
                                           (Depositor)

                                       By: /s/ Gabriel L. Shaheen
                                           -------------------------------------
                                           Gabriel L. Shaheen
                                           Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on January 22, 1999, by the following persons in the capacities indicated.

Signature                    Title                              Date
---------                    -----                              ----
/s/ Gabriel L. Shaheen       Chief Executive Officer,           January 22, 1999
----------------------       President & Director
Gabriel L. Shaheen           (Principal Executive
                             Officer)


----------------------       Executive Vice President
Lawrence T. Rowland          and Director


/s/ Keith J. Ryan            Senior Vice President, Chief       January 22, 1999
----------------------       Financial Officer and Assistant
Keith J. Ryan                Treasurer (Principal Accounting
                             Officer and Principal Financial
                             Officer)


/s/ Jon A. Boscia
----------------------       Director                           January 22, 1999
Jon A. Boscia


----------------------       Director
H. Thomas McMeekin

/s/ Richard C. Vaughan       Director                           January 22, 1999
----------------------
Richard C. Vaughan